Exhibit 99.4

PRPM 2025-RPL4

Opus Capital Markets Consultants, LLC

Executive Narrative

Opus Capital Markets Consultants, LLC

300 Tri-State International | Suite 320

Lincolnshire, IL 60069
224.632.1300 | www.opuscmc.com

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Executive Narrative

May 1, 2025

Performed by

Opus Capital Markets Consultants, LLC

For

Balbec Capital LP

This report summarizes the results of a due diligence review performed on (1853) loans provided by Balbec Capital LP (Customer) who provided Opus Captial Markets Consultants, LLC (Consultant) with a data tape, from which 100% of the loan sample was chosen and loaded into Opus seasoned asset underwriting software. Consultant performed a detailed payment history and servicing comments review on the loans.

A payment history review was performed on one thousand eight hundred forty eight (1848) loans and a servicing comments review was performed on four hundred seventy five (475) loans. The loans were reviewed in accordance with the statement of work as listed in the scope below.

Opus was established in 2005 and acquired by Wipro Ltd in January 2014. Owls Partners, LLC acquired Opus December 2022.

Payment History and Servicing Comments Review Scope

Servicing Comment Review

Prior to the start of each review, Client and Consultant will mutually agree on the look back period for the servicing comment review (24 months). Consultant will report in the following.

· Updates on the property condition.

· Change in occupancy.

· Change in ability to pay.

· Hardship

· Life changes

· Loss of job

· Death of borrower or co-borrower

· Medical

· Indication of Willingness to Pay

· Request for modification

· Maintain the property.

· Short or other solution to repay loan.

· Events or conditions disclosed impacting lien status.

· Delinquent taxes or other liens placed by county, city or municipality.

· Federal tax liens

· HOA liens

· Mechanics liens

· Legal Proceedings

· Origination of loan

· Servicing practices

· Foreclosure and Bankruptcy

· Last note and status of current foreclosure

· Last note and status of current bankruptcy

Payment History

Prior to the start of each review, Client and Consultant will mutually agree on the look back period and capture the agreed upon history (36 months). Consultant will capture and report a payment string and monthly net cash flows. Monthly net cash flows are defined as all cash collected net of reversals.

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Payment History Review

Opus reviewed the servicer provided payment history for each loan to establish payment activity and develop a payment delinquency string. Opus reviewed each payment transaction and determined how it impacted the contractual due dates on the loans in the portfolio. The focus of the review was to determine monthly cash flows and level of delinquency through creation of a payment string. The as of date for all loans reviewed in the 36 month review period was February 28, 2025.

Opus compared the servicer supplied delinquency string to the recreated string and identified a few minor discrepancies as noted in the table below. All of the discrepancies were due to either the servicing supplied payment string missing values that Opus was able to calculate a delinquency level (119 loans) or the servicer supplied payment string had a value that Opus was not able to calculate a delinquency level due to missing source information (5 loans). Based upon the analysis, Opus determined that the majority of the loans were found to be performing.

Delinquency String Analysis
	Count	Percent
Delinquency String with Discrepancy	124	6.71%
Delinquency String No Discrepancy	1724	93.29%
Total	1848	100.00%

Current Delinquency Status
	Count	Percent
Current	1713	92.69%
30	114	6.16%
60	21	1.15%
Total	1848	100.00%

Delinquency String

Opus utilizes the MBA method of defining delinquency status. Below is a table that represents the delinquency coding methodology used during the analysis.

Delinquency String	Delinquency Level Range
0	Current
1	30 – 59 Days
2	60 – 89 Days
3	90 – 119 Days
4	120 – 149 Days
5	150 – 179 Days
6	180 – 209 Days
7	210 – 239 Days
8	240 – 269 Days
9	270+ Days

Payment Posting

Opus identified key payment transaction codes to verify receipt and accurate posting dates. The net payment amount, including principal, interest, and escrow, reflects month-end activity and includes reversals.

Collection Comments Review

Opus also reviewed the servicing commentary on 475 loans to determine the reason(s) for any documented underperformance of the asset and to identify any indication of potential re-performance issues.

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Opus reviewed the servicing comments for evidence of mortgage delinquency and for indicators of potential for future delinquency. The Servicing review included but was not necessarily limited to:

o	Servicing commentary was analyzed to determine the reason for the asset’s underperformance and to identify clues regarding the potential risk for the loan and their ability to re-perform in the future. Additionally, distressed property conditions, occupancy issues, origination misrepresentations, etc. were identified through the review of these servicing/collection comments. Property conditions were reviewed to determine if there were any risks to the collateral.

o	Property condition comments were reviewed to determine if there were any risks to the collateral.

If you have any questions, please contact Uriah Clavier at Uriah.Clavier@opuscmc.com

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